EXECUTION VERSION 1759078368 24780046 PERFORMANCE GUARANTY This PERFORMANCE GUARANTY (this “Agreement”), dated as of June 5, 2026, is between WERNER ENTERPRISES, INC., a Nebraska corporation (the “Performance Guarantor”), and THE TORONTO-DOMINION BANK (“TD Bank”), as administrative agent (in such capacity, the “Administrative Agent”) for and on behalf of the Credit Partiers and the other Secured Parties, from time to time (each of the foregoing, including the Administrative Agent, a “Beneficiary” and, collectively, the “Beneficiaries”) under the Loan and Security Agreement, dated as of March 27, 2025, among Werner Receivables Company, LLC, a Delaware limited liability company (the “Borrower”), the Performance Guarantor, as initial servicer (in such capacity, the “Initial Servicer” and any successor or assign thereof that is an Affiliate of the Performance Guarantor, the “Successor Servicer” and together with the Initial Servicer, the “Servicer”), the Administrative Agent and the various Lenders and Group Agents from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”). Capitalized terms used and not otherwise defined in this Agreement are used as defined in, or by reference in, the Loan and Security Agreement. The interpretive provisions set out in Section 1.02 of the Loan and Security Agreement shall be incorporated herein and applied in the interpretation of this Agreement. Section 1. Undertaking. For value received by it and its Affiliates, the Performance Guarantor hereby absolutely, unconditionally and irrevocably assures and undertakes (as primary obligor and not merely as surety) for the benefit of each of the Beneficiaries the due and punctual performance and observance by each Originator and the Servicer of all their respective covenants, agreements, undertakings, indemnities and other obligations or liabilities (including, in each case, those related to any breach by any Originator or the Servicer, as applicable, of its respective representations, warranties and covenants), whether monetary or non-monetary and regardless of the capacity in which incurred (including all of any Originator’s or the Servicer’s payment, repurchase, Deemed Collection, indemnity or similar obligations), under any of the Transaction Documents (collectively, the “Guaranteed Obligations”), irrespective of: (A) the validity, binding effect, legality, subordination, disaffirmance, enforceability or amendment, restatement, modification or supplement of, or waiver of compliance with, this Agreement, the Transaction Documents or any documents related hereto or thereto, (B) any change in the existence, incorporation, formation or ownership of, or the bankruptcy or insolvency of, the Borrower, any Originator, the Servicer or any other Person, (C) any extension, renewal, settlement, compromise, exchange, waiver or release in respect of any Guaranteed Obligation (or any collateral security therefor, including the property sold, contributed (or purportedly sold or contributed) or otherwise pledged or transferred by any Originator under the Purchase and Sale Agreement) of any party to this Agreement, the other Transaction Documents or any other related documents, (D) the existence of any claim, set-off, counterclaim or other right that the Performance Guarantor or any other Person may have against the Borrower, any Originator, the Servicer or any other Person, (E) any impossibility or impracticability of performance, illegality, force majeure, act of war or terrorism, any act of any Governmental Authority or any other circumstance or occurrence that might otherwise constitute a legal or equitable discharge or defense available to, or provides a discharge of, any Originator, the Servicer or the Performance Guarantor, (F) any Applicable Law Exhibit 10.2 1759078368 24780046 2 affecting any term of any of the Guaranteed Obligations or any Transaction Document, or rights of the Administrative Agent or any other Beneficiary with respect thereto or otherwise, (G) the failure by the Administrative Agent or any Beneficiary to take any steps to perfect and maintain perfected its interest in, or the impairment or release of, any Collateral or (H) any failure to obtain any authorization or approval from or other action by, or to provide any notification to or make any filing, any Governmental Authority required in connection with the performance of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the Performance Guarantor agrees that if any Originator or the Servicer shall fail in any manner whatsoever to perform or observe any of its respective Guaranteed Obligations when the same shall be required to be performed or observed under any applicable Transaction Document to which it is a party, then the Performance Guarantor will itself duly and punctually perform or observe or cause to be performed or observed such Guaranteed Obligations. It shall not be a condition to the accrual of the obligation of the Performance Guarantor hereunder to perform or to observe any Guaranteed Obligation that the Administrative Agent or any other Person shall have first made any request of or demand upon or given any notice to the Performance Guarantor, the Borrower, any Originator, the Servicer or any other Person or have initiated any action or proceeding against the Performance Guarantor, the Borrower, any Originator, the Servicer or any other Person in respect thereof. The Performance Guarantor also hereby expressly waives any defenses based on any of the provisions set forth above and all defenses it may have as a guarantor or a surety generally or otherwise based upon suretyship, impairment of collateral or otherwise in connection with the Guaranteed Obligations whether in equity or at law. The Performance Guarantor agrees that its obligations hereunder shall be irrevocable and unconditional. The Performance Guarantor hereby also expressly waives diligence, presentment, demand, protest or notice of any kind whatsoever, as well as any requirement that the Beneficiaries (or any of them) exhaust any right to take any action against the Borrower, any Originator, the Servicer or any other Person (including the filing of any claims in the event of a receivership, dissolution or bankruptcy of any of the foregoing), or with respect to any collateral or collateral security at any time securing any of the Guaranteed Obligations, and hereby consents to any and all extensions of time of the due performance of any or all of the Guaranteed Obligations. The Performance Guarantor agrees that it shall not exercise or assert any right which it may acquire by way of subrogation under this Agreement unless and until all Guaranteed Obligations shall have been indefeasibly paid and performed in full. For the sake of clarity, and without limiting the foregoing, it is expressly acknowledged and agreed that the Guaranteed Obligations do not include the payment or guaranty of any amounts to the extent such amounts constitute recourse with respect to a Pool Receivable by reason of the insolvency, bankruptcy, lack of creditworthiness or other financial inability to pay of the related Obligor. Section 2. Confirmation. The Performance Guarantor hereby confirms that the transactions contemplated by the Transaction Documents have been arranged among the Borrower, the Originators, the Servicer and the Beneficiaries, as applicable, with the Performance Guarantor’s full knowledge and consent and any amendment, restatement, modification or supplement of, or waiver of compliance with, the Transaction Documents in accordance with the terms thereof by any of the foregoing shall be deemed to be with the Performance Guarantor’s full knowledge and consent. The Performance Guarantor hereby confirms (i) that on the date hereof, it directly or indirectly owns 100% of the Capital Stock of each Originator, the Servicer and the Borrower and (ii) that it is in the best interest of the Performance Guarantor to execute this 1759078368 24780046 3 Agreement, inasmuch as the Performance Guarantor (individually) and the Performance Guarantor and its Affiliates (collectively) will derive substantial direct and indirect benefit from the transactions contemplated by the Loan and Security Agreement and the other Transaction Documents. The Performance Guarantor agrees to promptly notify the Administrative Agent in the event that it ceases to directly or indirectly own 100% of the Capital Stock of any Originator, the Successor Servicer or the Borrower. Section 3. Representations and Warranties. The Performance Guarantor represents and warrants to each of the Beneficiaries as of the Closing Date, on each Settlement Date, on the date of each Release and on each day on which a Credit Extension shall have occurred, as follows: (i) Organization and Good Standing. It has been duly organized and is validly existing as a corporation (or other business entity in the case of any successor of the Performance Guarantor) in good standing under the Applicable Laws of its jurisdiction of organization, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, except where the failure to be in good standing or have such power or authority could not reasonably be expected to have a Material Adverse Effect. (ii) Due Qualification. It is duly qualified to do business as a corporation in good standing, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be in good standing or to hold any such qualifications, licenses and approvals could not reasonably be expected to have a Material Adverse Effect. (iii) Power and Authority; Due Authorization. It (i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (B) carry out the terms of and perform its obligations under the Transaction Documents to which it is a party and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. (iv) Binding Obligations. This Agreement constitutes, and each other Transaction Document to be signed by it when duly executed and delivered by it will constitute, a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar Applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. (v) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof and thereof by it will not, (i) conflict with, result in any breach or (without notice or lapse of time or both) a default under, (A) its articles of incorporation or bylaws, as applicable, or (B) any indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties 1759078368 24780046 4 is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, other than any Adverse Claim created in connection with this Agreement and the other Transaction Documents or otherwise permitted by this Agreement or the other Transaction Documents, or (iii) violate any Applicable Law applicable to it or any of its properties if such violation of Applicable Law could reasonably be expected to have a Material Adverse Effect. (vi) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by it of this Agreement or any other Transaction Document to which it is a party, except for (i) those that have been made or obtained and are in full force and effect or (ii) those that are not currently required. (vii) Litigation. There are no actions, suits or proceedings pending nor, to the actual knowledge of the Performance Guarantor, threatened in writing against or in any other way relating adversely to or affecting any Werner Party or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect. (viii) Accurate Reports. No Information Package or any other information, exhibit, financial statement, document, book, record or report furnished by or on behalf of the Performance Guarantor to Administrative Agent, any Group Agent, any Liquidity Provider or any other Secured Party in connection with the Collateral, this Agreement or the other Transaction Documents: (i) was or will be untrue or inaccurate in any material respect as of the date it was or will be dated or as of the date so furnished or (ii) contained or will contain when furnished any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein not misleading; provided, however, that with respect to projected financial information, pro forma financial information, estimated financial information and other projected or estimated information, such information was prepared in good faith based upon assumptions believed by the Performance Guarantor to be reasonable at the time (it being recognized by the Lenders that projections are not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary from such projections). (ix) Adverse Change. Since December 31, 2024, no event or occurrence exists that has caused, or could reasonably be expected to cause, a Material Adverse Effect. (x) Compliance with Law. It has complied with all Applicable Law, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect. (xi) Solvency. The Performance Guarantor is Solvent.

1759078368 24780046 5 (xii) Investment Company Act. The Performance Guarantor is not (i) required to register as an “Investment Company” or (ii) “controlled” by an “Investment Company”, under (and as to each such term, as defined in) the Investment Company Act. (xiii) ERISA Matters. (i) The Performance Guarantor and each ERISA Affiliate is in compliance, in all material respects, with all applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and except where a failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired. No liability has been incurred by the Performance Guarantor or any ERISA Affiliate which remains unsatisfied for any taxes or penalties assessed with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (ii) Except where the failure of any of the following representations to be correct could not, individually or in the aggregate, reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Performance Guarantor nor any ERISA Affiliate has: (i) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, or (iv) failed to make a required installment or other required payment under Sections 412 or 430 of the Code. (iii) No Termination Event has occurred or is reasonably expected to occur. (iv) Except where the failure of any of the following representations to be correct could not, individually or in the aggregate, reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to its knowledge, threatened concerning or involving (i) any employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by the Performance Guarantor or any ERISA Affiliate, (ii) any Pension Plan or (iii) any Multiemployer Plan. (xiv) Taxes. The Performance Guarantor (i) has timely filed all Tax returns required to be filed by it and (ii) has paid or caused to be paid all Taxes, assessments and 1759078368 24780046 6 other governmental charges, other than Taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings diligently conducted and as to which adequate reserves have been provided in accordance with GAAP. (xv) Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (i) None of (i) the Performance Guarantor, any Subsidiary or, to the actual knowledge of the Performance Guarantor or such Subsidiary, any of their respective directors, officers, employees or Affiliates, or (ii) to the actual knowledge of the Performance Guarantor, any agent or representative of the Performance Guarantor or any Subsidiary that will act in any capacity in connection with or benefit from the Transaction Documents, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) has its assets located in a Sanctioned Country, (C) is, as of the Closing Date, under administrative, civil or criminal investigation for an alleged violation of, or received written notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti- Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (D) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (ii) Each of the Performance Guarantor and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the Performance Guarantor and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. (iii) Each of the Performance Guarantor and its Subsidiaries, and to the actual knowledge of the Performance Guarantor, director, officer, employee, agent and Affiliate of the Performance Guarantor and each such Subsidiary, is in compliance with all Anti-Corruption Laws, Anti-Money Laundering Laws in all material respects and applicable Sanctions. (iv) No proceeds of any Loan have been used, directly or indirectly, by the Performance Guarantor, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 8.01(p) of the Loan and Security Agreement. (xvi) Opinions. The facts regarding the Performance Guarantor, the Receivables, the Related Security, the transactions contemplated by the Transaction Documents and the related matters set forth or assumed in each of the true sale and non-consolidation opinions of counsel delivered in connection with this Agreement and the Transaction Documents are true and correct in all material respects. (xvii) No Event of Default. No event has occurred and is continuing and no condition exists, or would result from any Loan or Release or from the application of 1759078368 24780046 7 proceeds therefrom, that constitutes or may reasonably be expected to constitute an Event of Default or Unmatured Event of Default. Section 4. Covenants. The Performance Guarantor covenants and agrees that, at all times from the Closing Date until the Final Payout Date, it shall observe and perform the following covenants: (i) Compliance with Laws, Etc. It shall comply with all Applicable Laws with respect to it, except to the extent such non-compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (ii) Preservation of Existence. It shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction except where the failure to qualify or preserve or maintain such existence, rights, franchises or privileges or to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (iii) Insurance. It shall maintain insurance with financially sound and reputable insurance companies against at least such risks and in at least such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law (including hazard and business interruption insurance). (iv) Maintenance of Assets. It shall maintain all of its assets used or useful in its business in good repair, working order and condition (normal wear and tear excepted and except as may be disposed of in the ordinary course of business and in accordance with the terms of the Transaction Documents) and from time to time to make all necessary repairs, renewals and replacements thereof, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. (v) Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions. It shall (i) maintain in effect and enforce policies and procedures reasonably designed to promote and achieve compliance by the Performance Guarantor, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (ii) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a material change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (iii) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. 1759078368 24780046 8 (vi) Interference. It shall not take any action that would cause the Borrower, the Servicer or any Originator to breach any of its representations, undertakings, obligations or covenants under any of the Transaction Documents. (vii) Mergers, Acquisitions, Sales, Etc. It shall not consolidate with or merge with any Person, or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless in the case of any merger or consolidation (i) the Performance Guarantor shall be the surviving entity and no Change in Control shall result or (ii) (A) the surviving entity shall be an entity organized or existing under the laws of the United States, any state or commonwealth thereof, the District of Columbia or any territory thereof, (B) the surviving entity shall execute and deliver to Administrative Agent and each Group Agent an agreement, in form and substance reasonably satisfactory to Administrative Agent, containing an assumption by the surviving entity of the due and punctual performance and observance of each obligation, covenant and condition of the Performance Guarantor under this Agreement and each other Transaction Document, (C) no Change in Control shall result, (D) the Administrative Agent and the Majority Group Agents receive all documentation and other information required by bank regulatory authorities under “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act as it shall request, (E) no Event of Default has occurred and is continuing, (F) the Administrative Agent and the Majority Group Agents provide prior written consent to such transaction and (G) the Administrative Agent and each Group Agent receives such additional certifications, documents, instruments, agreements and opinions of counsel as it shall reasonably request. (viii) Actions Contrary to Separateness. It shall not take any action inconsistent with the terms of Section 8.08 of the Loan and Security Agreement. (ix) No Adverse Claim on Borrower. It shall not create or permit to exist any Adverse Claim on any Capital Stock of the Borrower or any Subordinated Note. (x) Taxes. It will (i) timely file all Tax returns required to be filed by it and (ii) pay, or cause to be paid, all Taxes, assessments and other governmental charges, other than Taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings diligently conducted and as to which adequate reserves have been provided in accordance with GAAP. (xi) Compliance with ERISA. It shall (i) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) comply with applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (B) not take any action or fail to take action the result of which could reasonably be expected to result in a liability to the PBGC or to a Multiemployer Plan, (C) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code and (D) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (ii) furnish to the Administrative

1759078368 24780046 9 Agent upon the Administrative Agent’s request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent. (xii) Other Information. It shall, promptly, from time to time, provide such Records or other information, documents, records or reports respecting the condition or operations, financial or otherwise, of the Performance Guarantor or any other Werner Party as the Administrative Agent or any Group Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or any Credit Party under or as contemplated by this Agreement or any other Transaction Document or to comply with any Applicable Law or any Governmental Authority. (xiii) Impairment Actions. It shall not take any action that could either (i) cause any Pool Receivable or any other Collateral, not to be owned by Borrower free and clear of any Adverse Claim; (ii) cause Administrative Agent not to have a valid and perfected ownership or first priority perfected security interest in the Collateral and each Lock-Box Account of Borrower at a Lock-Box Bank, all amounts on deposit therein and all products and proceeds of the foregoing, free and clear of any Adverse Claim; or (iii) cause this Agreement to cease being a legal, valid and binding obligation of the Performance Guarantor, enforceable against the Performance Guarantor in accordance with its terms. (xiv) Payments Free of Taxes. For the avoidance of doubt, with respect to payments made by the Performance Guarantor to a Beneficiary, the Performance Guarantor shall be required to comply with the provisions of Section 5.03(a) of the Loan and Security Agreement, which provisions are hereby incorporated herein by reference, mutatis mutandis, provided that such Beneficiary complies with its obligations under Section 5.03 of the Loan and Security Agreement. Section 5. Miscellaneous. (a) The Performance Guarantor agrees that any payments hereunder will be applied in accordance with Section 4.01 of the Loan and Security Agreement. (b) Any payments hereunder shall be made in full in U.S. Dollars to the Administrative Agent in the United States without any set-off, deduction or counterclaim; and the Performance Guarantor’s obligations hereunder shall not be satisfied by any tender or recovery of another currency except to the extent such tender or recovery results in receipt of the full amount of U.S. Dollars required hereunder. (c) No amendment or waiver of any provision of this Agreement nor consent to any departure by the Performance Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Administrative Agent and the Performance Guarantor, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Administrative Agent or any other Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. 1759078368 24780046 10 (d) This Agreement shall bind and inure to the benefit of the parties hereto, the other Beneficiaries and their respective successors and permitted assigns. The Performance Guarantor shall not assign, delegate or otherwise transfer any of its obligations or duties hereunder without the prior written consent of the Administrative Agent and each Group Agent. Each of the parties hereto hereby agrees that each of the Beneficiaries not a signatory hereto shall be a third-party beneficiary of this Agreement. (e) THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). (f) EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. (g) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE PERFORMANCE GUARANTOR, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO THE ADMINISTRATIVE AGENT, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE PERFORMANCE GUARANTOR OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 5(G) SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE PERFORMANCE GUARANTOR OR ANY OF ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. THE PERFORMANCE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. Section 6. Termination of Performance Guaranty. (a) This Agreement and the Performance Guarantor’s obligations hereunder shall remain operative and continue in full force and effect until the later of (i) the Final Payout Date, and (ii) such time as all Guaranteed Obligations are duly performed and indefeasibly paid and satisfied in full; provided, that this 1759078368 24780046 11 Agreement and the Performance Guarantor’s obligations hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Originator, the Borrower, the Servicer or otherwise, as applicable, as though such payment had not been made or other satisfaction occurred, whether or not the Administrative Agent or any of the Beneficiaries (or their respective assigns) are in possession of this Agreement. No invalidity, irregularity or unenforceability by reason of the bankruptcy, insolvency, reorganization or other similar Applicable Laws, or any other Applicable Law or order of any Governmental Authority thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations, shall impair, affect, or be a defense to or claim against the obligations of the Performance Guarantor under this Agreement. (b) This Agreement shall survive the insolvency of any Originator, the Servicer, the Borrower, any Beneficiary or any other Person and the commencement of any case or proceeding by or against any Originator, the Servicer, the Borrower or any other Person under any bankruptcy, insolvency, reorganization or other similar Applicable Law. No automatic stay under any bankruptcy, insolvency, reorganization or other similar Applicable Law with respect to any Originator, the Servicer, the Borrower or any other Person shall postpone the obligations of the Performance Guarantor under this Agreement. Section 7. Set-off. Following the occurrence of any Event of Default each Beneficiary (and its assigns) is hereby authorized (in addition to any other rights it may have), at any time during the continuance of such Event of Default, by the Performance Guarantor to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Beneficiary (including by any branches or agencies of such Beneficiary) to, or for the account of the Performance Guarantor, against any and all Guaranteed Obligations of the Performance Guarantor, now or hereafter existing under this Agreement (even if contingent or unmatured); provided that such Beneficiary shall notify the Performance Guarantor, promptly following such setoff. Section 8. Entire Agreement; Severability. This Agreement and the other Transaction Documents constitute the entire agreement of the parties hereto with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law or any other agreement, and this Agreement shall be in addition to any other guaranty of or collateral security for any of the Guaranteed Obligations. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If the obligations of the Performance Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable in any action or proceeding on account of the amount of the Performance Guarantor’s liability under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the amount of such liability shall, without any further action by the Performance Guarantor or any Beneficiary, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. 1759078368 24780046 12 Section 9. Mutual Negotiations. This Agreement and the other Transaction Documents are the product of mutual negotiations by the parties thereto and their counsel, and no party shall be deemed the draftsperson of this Agreement or any other Transaction Document or any provision hereof or thereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Agreement or any other Transaction Document, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof. Section 10. Expenses. The Performance Guarantor agrees to pay on demand: (a) all reasonable and documented costs and expenses incurred by the Administrative Agent or any other Beneficiary in connection with the preparation, negotiation, execution, delivery and administration of this Agreement (or any supplement or amendment thereof) related to this Agreement and the other Transaction Documents (together with all amendments, restatements, supplements, consents and waivers, if any, from time to time hereto and thereto) including the reasonable Attorney Costs for the Administrative Agent and the other Credit Parties with respect thereto and with respect to advising the Administrative Agent and the other Credit Parties as to their rights and remedies under this Agreement and the other Transaction Documents and (ii) reasonable accountants’, auditors’ and consultants’ fees and expenses for the Administrative Agent and the fees and charges of any nationally recognized statistical rating agency incurred in connection with the administration and maintenance of this Agreement or advising the Administrative Agent as to its rights and remedies under this Agreement or as to any actual or reasonably claimed breach of this Agreement or any other Transaction Document; and (b) all stamp and other similar Taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, and agrees to indemnify the Administrative Agent and each of the other Beneficiaries for such Taxes and fees, within ten days after demand therefor. Section 11. Indemnities by the Performance Guarantors. Without limiting any other rights which any Beneficiary may have hereunder or under Applicable Law, the Performance Guarantor agrees to indemnify and hold harmless each Beneficiary and each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, members, managers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each a “PG Indemnified Party”) forthwith and on demand from and against any and all loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions, including any judgment, award, settlement, Attorney Costs and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim (all of the foregoing being collectively referred to as “PG Indemnified Amounts”) incurred by any of them and arising out of, relating to, resulting from or in connection with: (i) any breach by the Performance Guarantor of any of its obligations or duties under this Agreement or any other Transaction Document to which it is a party in any capacity; (ii) the inaccuracy of any representation or warranty made by the Performance Guarantor hereunder, under any other Transaction Document to which it is a party in any capacity or in any certificate or statement delivered pursuant hereto or to any other Transaction Document to which it is a party in any capacity; (iii) the failure of any information provided to any such PG Indemnified Party by, or

1759078368 24780046 13 on behalf of, the Performance Guarantor, in any capacity, to be true and correct; (iv) the misstatement of fact or the omission of a fact or any fact necessary to make the statements contained in any information provided to any such PG Indemnified Party by, or on behalf of, the Performance Guarantor, in any capacity, not misleading; (v) any negligence or misconduct on the Performance Guarantor’s part arising out of, relating to, in connection with, or affecting any transaction contemplated by this Agreement or any other Transaction Document; (vi) the failure by the Performance Guarantor to comply with any Applicable Law with respect to this Agreement, the transactions contemplated hereby, any other Transaction Document to which it is a party in any capacity, the Guaranteed Obligations or otherwise; (vii) the failure of this Agreement to constitute a legal, valid and binding obligation of the Performance Guarantor, enforceable against it in accordance with its terms; (viii) any civil penalty or fine assessed by OFAC or any other Governmental Authority administering any Anti-Corruption Law or Sanctions, incurred in connection with the Transaction Documents; or (ix) any amounts payable by the Administrative Agent to a Lock-Box Bank under any Lock-Box Agreement; provided, however, notwithstanding anything to the contrary in this Section 11, PG Indemnified Amounts shall be excluded (x) resulting solely from the gross negligence or willful misconduct by the PG Indemnified Party seeking indemnification, as determined by a final non-appealable judgment of a court of competent jurisdiction holds that such PG Indemnified Amounts, (ii) Taxes (other than any (A) Taxes enumerated above and (B) Taxes that represent losses, claims, damages, etc. arising from any non- Tax Claim), and (iii) PG Indemnified Amounts to the extent the same includes losses in respect of Pool Receivables that are uncollectible solely on account of the insolvency, bankruptcy, lack of creditworthiness or other financial inability to pay of the related Obligor. Section 12. Addresses for Notices. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication and e-mail) and faxed, emailed or delivered, to each party hereto, at its address set forth under its name on Schedule A of this Agreement or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by (i) facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), (ii) e-mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment) and (iii) notices and communications sent by other means shall be effective when received. [Signatures Follow] 1759078368 24780046 S-2 Performance Guaranty (TD-Werner) ACCEPTED AND ACKNOWLEDGED, as of the date first written above. THE TORONTO-DOMINION BANK, as Administrative Agent on behalf of the Beneficiaries By: /s/ Luna Mills Name: Luna Mills Title: MD & Co-Head Private Securitization Origination 1759078368 24780046 Schedule A SCHEDULE A ADDRESSES FOR NOTICE If to the Performance Guarantor: Werner Enterprises, Inc. 14507 Frontier Road Omaha, Nebraska 68138 Attn: Chris D. Wikoff Email: [***] With a copy to the Legal Department at the same address Email: WernerLegalNotice@werner.com If to the Administrative Agent: The Toronto-Dominion Bank TD North Tower 25th Floor, 77 King Street West, Toronto, ON M5K 1A2 Attention: ASG Asset Securitization Email: asgoperations@tdsecurities.com With a copy to: Email: ConduitFundingUS@tdsecurities.com